UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 3, 2013

iTALK INC.
(Exact name of registrant as specified in its charter)

Nevada	000-54664	20-5302617
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2400 W. Cypress Creek Road, Suite 111, Fort Lauderdale, Florida	33309
(Address of principal executive offices)	(Zip Code)

(877) 652-3834
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01    OTHER EVENTS

On September 3, 2013, iTalk Inc. announced that it has signed a binding Letter of Intent to acquire New Zealand based Idataroam International Limited and its subsidiary Australian based Idataroam International Pty Limited.

A copy of the press release that discusses this matter is filed as Exhibit 99.1 to, and incorporated by reference in, this report.  The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in any such filing.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

99.1  Press Release dated September 3, 2013

 SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

iTALK INC.

Dated: September 5, 2013	By:	/s/ David F. Levy
Name: David F. Levy
Title: President